                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):              October 21, 1994

                          CITADEL HOLDING CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Delaware                  1-8625                       95-3885184
  (STATE OR OTHER          (COMMISSION FILE              (I.R.S. EMPLOYER
  JURISDICTION OF                NUMBER)                IDENTIFICATION NO.)
   INCORPORATION)


600 North Brand Boulevard, Glendale, California                 91203
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (818) 956-7100

             None

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         1. Press Release of Citadel Holding Corporation, dated October 21, 1994

         2. Stock Purchase Agreement, dated October 21, 1994, by and between Citadel Holding Corporation, a Delaware corporation, and Craig Corporation, a Delaware corporation

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITADEL HOLDING CORPORATION, a
                                        Delaware corporation

                                        By: /s/ STEVE WESSON
                                        _________________________________
                                        Name:  Steve Wesson
                                        Title: President and Chief
                                        Executive Officer

October 24, 1994

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